DUNHAM FUNDS

Dunham Appreciation & Income Fund

Class A (DAAIX)

Class C (DCAIX)

Class N (DNAIX)

Supplement dated September 25, 2014 to the Prospectus dated February 28, 2014

The following supersedes any contrary information contained in the current Prospectus and Summary Prospectus.

Effective October 1, 2014, PENN Capital Management Co., Inc. (“PENN” or “Sub-Adviser”) replaces Calamos Advisors LLC (“Calamos”) as sub-adviser to the Dunham Appreciation & Income Fund (the “Fund”).  Also, effective October 1, 2014, the index used to calculate the Sub-Adviser’s performance fee is the Bank of America Merrill Lynch All Convertibles All Qualities Index.

Reference is made to the section entitled “Fees and Expenses of the Fund” located on page 25 of the Prospectus and page 1 of the Summary Prospectus.  The table describing the expenses of the Fund is deleted in its entirety and replaced with the following:

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	0.75%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	1.10%	1.10%	1.10%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.54%	0.54%	0.54%
Total Annual Fund Operating Expenses	1.89%	2.64%	1.64%

(1)

Management Fees have been restated to reflect a new Sub-Advisory agreement that is effective October 1, 2014.  Actual Sub-Advisory fees may be higher or lower depending on Fund performance.  The new Sub-Advisory fee is a fulcrum fee with a base or fulcrum of 45 bps (0.45%) and can range from 0.20% to 0.70%, depending on the effect of performance fees.

The table under the sub-heading “Example” that describes the costs of investing in shares of the Fund is deleted in its entirety and replaced with the following:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$756	$1,135	$1,538	$2,659
Class C	$267	$820	$1,400	$2,973
Class N	$167	$517	$892	$1,944

The information contained in the sections entitled “Sub-Adviser” and “Sub-Adviser Portfolio Manager” beginning on page 4 of the Summary Prospectus and page 27 of the Prospectus is deleted in its entirety and replaced with the following:

Sub-Adviser:  PENN Capital Management Co., Inc.

Sub-Adviser Portfolio Managers: Richard A. Hocker, Chief Investment Officer, has worked for the Sub-Adviser since 1987. Joseph Maguire, CFA has worked with the Sub-Adviser since 2005. Steven Civera, CFA has worked with the Sub-Adviser since June 2010. Prior to joining the Sub-Adviser Mr. Civera was a research analyst for AlphaOne Capital Partners since 2007. They share responsibility for the day-to-day management of the Fund.

The portion of the table following the section entitled “MANAGEMENT” on page 77 of the Prospectus describing the sub-advisory fulcrum fee arrangement for the Fund is amended to read as follows:

Fund	Current Management Fee Rates	Adviser’s Portion	Sub-Adviser’s Portion
Dunham Appreciation & Income Fund	0.85% – 1.35%	0.65%	0.20% - 0.70%

The information describing Calamos on page 85 of the Prospectus is deleted in its entirety and replaced with the following:

Dunham Appreciation & Income Fund

PENN Capital Management Co., Inc. (“PENN”), Navy Yard Corporate Center, Three Crescent Drive, Suite 400, Philadelphia, PA 19112, serves as the Sub-Adviser for the Dunham High-Yield Bond Fund. PENN specializes in offering investment advisory services focused on fundamental, bottom-up research on the universe of high-yield and small capitalization companies to high net-worth individuals and institutional investors. Founded in 1987, the Sub-Adviser had approximately $7.6 billion under management, as of December 31, 2013. Security selection for the Dunham Appreciation & Income Fund is made by a team that consists of portfolio managers and analysts. The members of the team who are jointly and primarily responsible for the day-to-day management of the Dunham Appreciation & Income Fund are Richard A. Hocker, Joseph Maguire, and Steven Civera.

This Supplement supersedes and replaces any contradictory prior supplements to the Fund's Prospectus and Statement of Additional Information. You should read this Supplement in conjunction with the Prospectus dated February 28, 2014, as amended, and Statement of Additional Information dated February 28, 2014, as amended, and should be retained for future reference.  These documents are available upon request and without charge by calling the Dunham Funds at 1-800-442-4358.